MERGER AND RECAPITALIZATION AGREEMENT

This Agreement made and entered into as of this 19th day of October, 2009 (the “Agreement”), by and among WES Consulting, Inc., a Florida corporation with its principal place of business located at 2745 Bankers Industrial Drive, Doraville, Georgia 30360 (“WES”); the undersigned shareholder of WES which represents a majority of the issued and outstanding common stock of WES (the “WES Shareholder”); Liberator, Inc., a Nevada Corporation, with its registered office at 2745 Bankers Industrial Drive, Doraville, Georgia 30360 (“Liberator”) and the undersigned shareholders of Liberator which represents a majority vote of the issued and outstanding equity of Liberator (the “Liberator Shareholders”).

RECITALS

A.           The respective Boards of Directors and shareholders representing a majority of the issued and outstanding common stock of each of Liberator and WES have approved and declared advisable the merger of Liberator with and into WES (the “Merger”) and approved the Merger upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of the common stock of Liberator (a “Liberator Common Share” or, collectively, the “Liberator Common Shares”), will be converted into one share of common stock, $0.01 par value, of WES (“WES Common Stock”) which, after giving effect to the Merger, shall equal, in the aggregate, 98.4% of the total issued and outstanding common stock of WES.  At the Approval Time (as defined herein), each Series A Preferred Share of Liberator (a “Liberator Preferred Share” or, collectively, the “Liberator Preferred Shares”) will be converted into one share of preferred stock of WES (the “WES Preferred Stock”).  Liberator Common Shares and Liberator Preferred Shares are referred to herein, collectively, as the “Liberator Shares.”  The WES Common Stock owned by Liberator will be cancelled upon the consummation of the transactions contemplated by this Agreement.

B.           The respective Boards of Directors and shareholders representing a majority of the issued and outstanding common stock of each of Liberator and WES have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

C.           It is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”);

D.           For financial accounting purposes, it is intended that the Merger will be accounted for as a “purchase”;

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECT OF MERGER

SECTION 1.1      The Merger.  Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the laws of the state of Florida (“Florida Law”) and the laws of the State of Nevada (“Nevada Law”)  at the Effective Time, Liberator shall be merged with and into WES and the separate corporate existence of Liberator shall thereupon cease.  WES shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of WES with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the merger, except as set forth herein.  The Merger shall have the effects specified in the Florida Law.

SECTION 1.2      Closing.  Subject to the terms and conditions of this Agreement, the closing of the Merger and the consummation of the other transactions contemplated hereby (the “Closing”) shall take place at the offices of Anslow & Jaclin LLP, 195 Route 9 South, Manalapan, NJ 07726 not later than October 19, 2009 and at such other date, time and place as the parties hereto shall agree.

SECTION 1.3      Effective Time.  On the date of Closing, Liberator and WES will cause a Certificate of Merger (the “Florida Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Florida. On the date of Closing, Liberator and WES will cause a Certificate of Merger (the "“Nevada Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Nevada. The Merger shall become effective at the time when the Florida Certificate of Merger has been filed with the Secretary of State of the State of Florida, or, as otherwise agreed by Liberator and WES (the “Effective Time”).

SECTION 1.4      Certificate of Incorporation.  The certificate of incorporation of WES as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the “Certificate of Incorporation”), until duly amended as provided therein or by applicable law.

SECTION 1.5      By-Laws.  The by-laws of WES in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the “By-Laws”), until thereafter amended as provided therein or by applicable law.

SECTION 1.6      Directors.  As of the Effective Time, the authorized number of directors comprising the Board of Directors of WES shall consist of not less than two (2) and not more than five (5) individuals.  The following individuals shall be elected to the Board Directors of WES at the Effective Time: (i) Louis S. Friedman (Chairman of the Board); and (ii) Ronald P. Scott.

SECTION 1.7      Officers.  As of the Effective Time, the officers of WES shall be (i) Louis S. Friedman (Chief Executive Officer, President), (ii) Ronald P. Scott (Chief Financial Officer and Secretary) and (iii) Leslie Vogelman (Treasurer), until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and the By-Laws.

SECTION 1.8      Effect on Capital Stock.  As a result of the Merger and without any action on the part of the holder of any capital stock of WES:

(a)    Merger Consideration.

(i)              At the Effective Time, each Liberator Common Share issued and outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for one (1) validly issued, fully paid and non-assessable share of WES Common Stock (the “WES Common Shares”).

(ii)             At the Approval Time, each Liberator Preferred Share issued and outstanding immediately prior to the Effective Time shall be converted into and become exchangeable for one (1) share of WES Preferred Stock.

(iii)            WES Common Shares and WES Preferred Stock, collectively, are referred to herein as the “WES Merger Stock,” and the conversion of Liberator Shares into WES Merger Stock is referred to as the “Merger Purchase Price”);

(b)    At the Effective Time, all Liberator Shares shall be canceled and Liberator shall cease to exist, and each certificate (a “Certificate”) formerly representing:

(i)              any Liberator Common Shares shall thereafter represent only the right to receive the shares of WES Common Stock into which such Liberator Common Shares have been converted; and

(ii)             any Liberator Preferred Shares shall thereafter represent only the right to receive, at the Approval Time, the shares of WES Preferred Stock into which such Liberator Preferred Shares have been converted.

(c)    At the Effective Time, all WES Common Stock owned by Liberator shall be immediately cancelled and returned to the treasury of WES.

SECTION 1.9      Exchange of Certificates for Shares.

(a)    Exchange.

(i)           At the Effective Time, WES shall deliver or cause to be delivered to each respective owner of the Liberator Common Shares and in each of their respective names certificates representing WES Common Stock into which Liberator Common Shares that such shareholders owns are to be converted as set forth on Schedule 1 attached hereto.

(ii)           At the Approval Time, WES shall deliver or cause to be delivered to each respective owner of the Liberator Preferred Shares and in each of their respective names certificates representing WES Preferred Stock into which Liberator Preferred Shares that such shareholders owns are to be converted as set forth on Schedule 1 attached hereto.

(b)    Fractional Shares.  No certificates or scrip representing fractional shares of WES Common Stock or WES Preferred Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I; no dividend or other distribution by WES and no stock split, combination or reclassification shall relate to any such fractional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of WES. In lieu of any such factional share, each holder of Liberator Shares who would otherwise have been entitled thereto upon the surrender of Certificate(s) for exchange pursuant to this Article I will be paid an additional share of WES Common Stock or WES Preferred Stock.

(c)    Adjustments of Conversion Number.  In the event that WES changes the number of shares of WES Common Stock or WES Preferred Stock , issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), dividend or distribution, recapitalization, merger (other than the Merger, Stock Purchase or the cancellation of options previously granted by Liberator), subdivision, or other similar transaction with a dilutive effect, or if a record date with respect to any of the foregoing shall occur prior to the Effective Time, the conversion number shall be equitably adjusted.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF LIBERATOR

Liberator represents, warrants and covenants to WES as follows and acknowledges that WES is relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

SECTION 2.1     Capitalization.  The outstanding and issued capital stock of Liberator consists of 60,932,981 shares of common stock and 4,300,000 shares of Series A Preferred Shares.  Schedule 1 sets forth the name of each record and beneficial shareholder of Liberator (each a “Shareholder” and collectively the “Shareholders”) and the number of Liberator Shares held by each such person. One Up Innovations, Inc., a Georgia corporation is wholly owned by Liberator (“OneUp”); Foam Labs, Inc., a Georgia corporation is wholly owned by OneUp (together with OneUp, jointly and severally, the “Subsidiaries”), is wholly owned by Liberator and are its only subsidiaries.  Except as set forth on Schedule 1, Liberator and Subsidiaries do not and, at the Closing, Liberator and Subsidiaries will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Liberator or the Subsidiaries, or any convertible or exchangeable securities and, other than WES pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Liberator or the Subsidiaries.  There are, and at Closing there will be, no outstanding obligations of Liberator or the Subsidiaries to repurchase, redeem or otherwise acquire any securities of Liberator or the Subsidiaries.  All of Liberator Shares are, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind except as otherwise disclosed.

SECTION 2.2      Title to the Shares.  The Shareholders are the beneficial owner and holds good and valid title to its Liberator Shares free and clear of any Lien.  At the Closing, each Shareholder of Liberator will deliver Liberator Shares to WES free and clear of any Lien, other than restrictions imposed by the Securities Act and applicable securities Laws including the laws of the State of Florida.

SECTION 2.3      Authority Relative to this Agreement.  At the Closing, Liberator will have full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”).  The execution, delivery and performance by Liberator of each Transaction Document and the consummation of the Contemplated Transactions to which Liberator is, or at Closing, will be, a party will have been duly and validly authorized by Liberator and no other acts by or on behalf of Liberator will be necessary or required to authorize the execution, delivery and performance by each of Liberator of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party.  This Agreement and the other Transaction Documents to which Liberator is a party have been duly and validly executed and delivered by Liberator and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of Liberator enforceable against Liberator in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 2.4      No Conflicts; Consents.  The execution, delivery and performance by Liberator of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which Liberator is a party, upon approval of the Shareholders will not: (i) violate any provision of the certificate of incorporation or by-laws of Liberator; (ii) require Liberator to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as otherwise disclosed (the “Liberator Required Consents”); (iii) violate, conflict with or result in a breach or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract (including any Real Property Lease) to which Liberator is a party or by which it or any of its assets is bound or subject, or to the best of Liberator’s knowledge and information result in the creation of any Lien upon any of Liberator Shares or upon any of the Assets of Liberator; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, Liberator or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

SECTION 2.5      Corporate Existence and Power.  Liberator is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as now conducted, including all qualifications under any statute in effect in any state or foreign jurisdiction in which Liberator operates its Business.  Liberator is duly qualified to do business and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary.

SECTION 2.6      Charter Documents and Corporate Records.  Liberator has heretofore delivered to WES true and complete copies of the Articles of Incorporation, By-Laws and minute books, or comparable instruments, of Liberator as in effect on the date hereof.  The stock transfer books of Liberator have been made available to WES for its inspection and are true and complete in all respects.

SECTION 2.7      Financial Statements.

(a)  Schedule 2.7A sets forth true, complete and correct copies of: Liberator's audited financial statements as of and for the fiscal years ended June 30, 2009 and June 30, 2008 (the “Annual Statements”) and all management letters, management representation letters and attorney response letters issued in connection with the Annual Statements. The Annual Statements present fairly and accurately in all material respects the financial position of Liberator and the Subsidiaries as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied.  Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of Liberator existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of Liberator which should be set forth therein in accordance with GAAP.

(b)  All financial, business and accounting books, ledgers, accounts and official and other records relating to Liberator have been properly and accurately kept and completed, and Liberator has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected therein.

SECTION 2.8      Liabilities. Liberator has not incurred any Liabilities since June 30, 2009 (the “Latest Balance Sheet Date”) except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet referred to in Section 2.7(a).

SECTION 2.9      Liberator Receivables.  Except to the extent of the amount of the allowance for doubtful accounts reflected in the Annual Statements and the Interim Statements, all the Receivables of Liberator reflected therein, and all Receivables that have arisen since the Latest Balance Sheet Date (except Receivables that have been collected since such date), are valid and enforceable Claims subject to no known defenses, offsets, returns, allowances or credits of any kind, and constitute bona fide Receivables collectible in the ordinary course of the Business except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws or principles of equity affecting the enforcement of creditors rights generally.

SECTION 2.10    Absence of Certain Changes.  (a) Since June 30, 2009, Liberator has conducted the Business in the ordinary course consistent with past practice, except as otherwise disclosed hereof, and there has not been:

(i)              Any material adverse change in the Condition of the Business;

(ii)             Any material damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Business or the Assets of Liberator;

(iii)            Any change in any method of accounting or accounting practice by Liberator;

(iv)            Except for normal increases granted in the ordinary course of business, any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of Liberator, or any alteration in the benefits payable or provided to any thereof;

(v)             Any material adverse change in the relationship of Liberator with its employees, customers, suppliers or vendors;

(vi)            Except for any changes made in the ordinary course of Business, any material change in any of Liberator's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

(vii)           Any agreement or arrangement whether written or oral to do any of the foregoing.

SECTION 2.11    Leased Real Property.  (a) Liberator has no fee interest, purchase options or rights of first refusal in any real property and Liberator has no leasehold or other interest in any real property, except for the real property lease between Bedford Realty Company, LLC and OneUp Innovations, Inc. dated September 26, 2005 covering approximately 140,000 square feet of floor space known as 2745 Bankers Industrial Drive, Doraville, GA 30360 (the “Leased Real Property”), and all leases including all amendments, modifications, extensions, renewals and/or supplements thereto (collectively, “Real Property Leases”).

SECTION 2.12    Personal Property; Assets.  Liberator has good and valid title to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens, except the Liabilities reflected on any balance sheet referred to in Section 2.7(a).  The machinery, equipment, computer software and other tangible personal property constituting part of the Assets and all other Assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are reasonably sufficient and adequate in quantity and quality for the operation of the Business as previously and presently conducted. The Assets constitute all of the assets, which are necessary to operate the Business of Liberator as currently conducted.

SECTION 2.13    Contracts.  (a)  Except as disclosed in the financial statements referred to in Section 2.7(a), Liberator is not a party or by which it or its Assets are bound or subject to Contracts that: (i) cannot be canceled upon thirty (30) days' notice without the payment or penalty of less than one thousand dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than five thousand dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to WES.

(b)    All Contracts to which Liberator is a party are valid, subsisting, in full force and effect and binding upon Liberator and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts.  Liberator is not in default (or alleged default) under any such Contract.

SECTION 2.14    Patents and Intellectual Property Rights.  (a) The disclosures in the SEC Documents sets forth each patent, trademark, trade name, service mark, brand mark, brand name, and registered copyright as well as all registrations thereof and pending applications therefor, and each license or other contract relating thereto (collectively, the “Intellectual Property”) owned or used in connection with the Business by Liberator and indicates, with respect to each item of Liberator's Intellectual Property that is licensed by Liberator, the name of the licensor thereof and, with respect to oral Contracts, the terms of such license relating thereto.  The use of the foregoing by Liberator does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, patent, trademark, trade name, service mark, brand name, computer program, database, industrial design, trade secret, copyright or any pending application thereto of any other person and there have been no claims made and Liberator has not received any notice or otherwise know that any of the foregoing is invalid or conflicts with the asserted rights of other Persons or have not been used or enforced or have been failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of the Intellectual Property, except as otherwise disclosed.

(b)    Liberator owns or has rights to use all Intellectual Property, know-how, formulae and other proprietary and trade rights necessary to conduct the Business as it is now conducted.  Liberator has not forfeited or otherwise relinquished any such Intellectual Property, know-how, formulae or other proprietary right used in the conduct of the Business as now conducted.

(c)    To the extent used in the conduct of the Business by Liberator, each of the licenses or other contracts relating to Liberator's Intellectual Property (collectively, the “Intellectual Property Licenses”) is in full force and effect and is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no notice or claim of default under any Intellectual Property License either by Liberator or, to Liberator's knowledge, by any other party thereto, and to Liberator’s knowledge, no event has occurred that with the lapse of time or the giving of notice or both would constitute a default by Liberator thereunder.

SECTION 2.15    Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving Liberator, its Assets, the Business, or Liberator Shares. There are no actions, suits, claims or counterclaims, examinations, Liberator Required Consents or legal, administrative, governmental or arbitral proceedings or investigations (collectively, “Claims”) (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of Liberator's knowledge, threatened on the date hereof, against or involving Liberator, its Assets, the Business or Liberator Shares.

SECTION 2.16    Taxes.  (a)  Except as otherwise disclosed in the SEC Documents:

(i)              Liberator has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

(ii)             Liberator has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of Liberator shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

(iii)            the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of Liberator as of the date of the Annual Statements, the Interim Statements or the date of any financial statements delivered hereunder: (A) adequately provide for all contingent Tax Liabilities of Liberator as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of Liberator whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

(iv)            no extension of time has been requested or granted for Liberator to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and Liberator has not granted a power of attorney that remains outstanding with regard to any Tax matter;

(v)            Liberator has not received notice of a determination by a Tax Authority that Taxes are currently owed by Liberator (such determination to be referred to as a “Tax Deficiency”) and, to Liberator's knowledge, no Tax Deficiency is proposed or threatened;

(vi)           all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

(vii)          there are no Tax Liens on or pending against Liberator or any of the Assets, other than those which constitute Permitted Liens;

(viii)         there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

(ix)            no issue has been raised in any examination, investigation, Liberator Required Consents, suit, action, claim or proceeding relating to Taxes (a “Tax Liberator Required Consents”) which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

(x)             there are no pending or threatened Tax audits of Liberator;

(xi)            Liberator has no deferred inter-company gains or losses that have not been fully taken into income for income Tax purposes;

(xii)           there are no transfer or other taxes (other than income taxes) imposed by any state on Liberator by virtue of the Contemplated Transactions; and

(xiii)          no claim has been made by any Tax Authority that Liberator is subject to Tax in a jurisdiction in which Liberator is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 2.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

(b)    To Liberator’s knowledge, Liberator has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto.  Liberator has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing.  With respect to sales made by Liberator prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by Liberator and will be included in the Assets of Liberator as of the date of Closing.

SECTION 2.17   Compliance with Laws.  Liberator is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, “Orders”) and to the best of Liberator’s knowledge, belief and information, any Laws of any Governmental Bodies affecting Liberator, Liberator Shares or the Business.

SECTION 2.18    Permits.  Liberator has obtained all licenses, permits, certificates, certificates of occupancy, orders, authorizations and approvals (collectively, “Permits”), and has made all required registrations and filings with all Governmental Bodies, that are necessary to the ownership of the Assets, the use and occupancy of the Leased Real Property, as presently used and operated, and the conduct of the Business or otherwise required to be obtained by Liberator.  All Permits required to be obtained or maintained by Liberator have been provided and disclosed and are in full force and effect; no violations are or have been recorded, nor have any notices or violations thereof been received, in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit; and the consummation of the Contemplated Transactions will not (or with the giving of notice or the passage of time or both will not) cause any Permit to be revoked or limited.

SECTION 2.19   Environmental Matters. To the best of Liberator’s knowledge, belief  and information, Liberator is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

SECTION 2.20    SEC Filings.  As of their respective dates, the SEC Documents were prepared in accordance with the Exchange Act and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made.   As of their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

SECTION 2.21   Finders’ Fees.  There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Liberator who might be entitled to any fee or commission from Liberator in connection with the consummation of the Contemplated Transactions.

SECTION 2.22   Disclosure.  Neither this Agreement, the Schedules hereto, nor any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to WES or by or on behalf of Liberator o pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.  Except for general current economic conditions effecting the entire economy or Liberator’s entire industry and not specific to the Business, there are no events, transactions or other facts known by Liberator, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF WES

WES represents, warrants and covenants to Liberator as follows and acknowledges that Liberator is relying upon such representations and warranties in connection with the Contemplated Transactions:

SECTION 3.1      Authority Relative to this Agreement.  WES has full power and authority to execute and deliver each Transaction Document to which they are or, at Closing, will be, a party and to consummate the Contemplated Transactions.  Following the approval of the boards of directors of WES and the shareholders of WES with respect to the Contemplated Transactions, the execution, delivery and performance by WES of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party have been duly and validly authorized and approved by WES and no other acts by or on behalf of WES are necessary or required to authorize the execution, delivery and performance by WES of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be a party.  This Agreement and the other Transaction Documents to which WES is a party have been, duly and validly executed and delivered by WES and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of WES enforceable against it in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 3.2      No Conflicts; Consents.  The execution, delivery and performance by WES of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which WES is a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of WES; (ii) require WES to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 3.2 (the “WES Required Consents”); (iii) except as set forth in Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which WES is a party or any of its assets is bound or subject or result in the creation or any Lien upon any of WES Merger Stock or upon any assets of WES or WES; or (iv) violate any Order or, to WES’s knowledge, any Law of any Governmental Body against, or binding upon, WES or WES, or upon any of their respective assets or businesses.

SECTION 3.3      Corporate Existence and Power of WES.  WES is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.  Other than the execution of this Agreement, WES has not conducted any business of any nature.

SECTION 3.4      WES Merger Stock.  At the closing, WES Merger Stock will have been duly authorized by WES and, when issued to Shareholders pursuant to this Agreement, will be duly issued, fully paid and non-assessable shares of WES Merger Stock.  WES Merger Stock, when issued pursuant hereto: (i) will not be issued in violation of or subject to any preemptive rights, rights of first refusal or, other than as set forth in this Agreement, contractual restrictions of any kind; and (ii) will vest in Shareholders, respectively, good title to WES Merger Stock free and clear of all Liens.

SECTION 3.5      Capitalization.  At the closing, the authorized capital stock of WES consists of 175,000,000 shares of common stock, $0.01 par value. WES has [1,205,000] shares of common stock issued and outstanding. Except as set forth on Schedule 3.5, to the knowledge of WES, WES will not have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of WES or any convertible or exchangeable securities and, other than WES pursuant to this Agreement, to the knowledge of WES, no person has or at Closing will have, any right to purchase or otherwise acquire any securities of WES.  There are, and at Closing there will be, to the knowledge of WES, no outstanding obligations of WES to repurchase, redeem or otherwise acquire any securities of WES.  All of WES Merger Stock is, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and to the knowledge of WES, none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

SECTION 3.6      Disclosure of Information.  WES has been given the opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of Liberator concerning the terms and conditions of the Contemplated Transactions and the business, properties, prospects and financial conditions of Liberator; and (ii) to obtain any additional information (to the extent Liberator or any of the Shareholders possesses such information or is able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of information provided about Liberator.

SECTION 3.7      Charter Documents and Corporate Records.  WES has heretofore delivered to Liberator true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of WES as in effect on the date hereof.  The stock transfer books of WES have been made available to Liberator for its inspection and are true and complete in all respects.

SECTION 3.8      Financial Statements.

(a) Schedule 3.8 sets forth true, complete and correct copies of: WES's audited financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007 (the “WES Annual Statements”) and the unaudited financial statements as of and for the fiscal period ended June 30, 2009 (the “WES Interim Statements”) and all management letters, management representation letters and attorney response letters issued in connection with the WES Annual Statements and the WES Interim Statements. The WES Annual Statements and the WES Interim Statements present fairly and accurately in all material respects the financial position of WES as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied.  Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of WES existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of WES which should be set forth therein in accordance with GAAP.

(b) All financial, business and accounting books, ledgers, accounts and official and other records relating to WES have been properly and accurately kept and completed, and WES has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected therein.

SECTION 3.9      Liabilities. WES has not incurred any Liabilities since June 30, 2009 (the “Latest Balance Sheet Date”) except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the business of WES and consistent with past practice, and (ii) Liabilities reflected on any balance sheet referred to in Section 3.8(a).

SECTION 3.10       Absence of Certain Changes.  Since December 31, 2008, WES has conducted its business in the ordinary course consistent with past practice there has not been:

(a) Any change in any method of accounting or accounting practice by WES;

(b) Any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of WES, or any alteration in the benefits payable or provided to any thereof;

(c) Any material adverse change in the relationship of WES with its employees, customers, suppliers or vendors;

(d) Except for any changes made in the ordinary course of business, any material change in any of WES's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

(e) Any agreement or arrangement whether written or oral to do any of the foregoing; and

(f) WES has no Liability that is past due.

SECTION 3.11       Contracts.

(a) To the knowledge of WES, there are no Contracts to which WES is a party or by which it or its assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than one thousand dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than five thousand dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Liberator.

(b) All Contracts to which WES is a party, to the knowledge of WES, are valid, subsisting, in full force and effect and binding upon WES and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts.  To the best of WES’s knowledge and belief, WES is not in default (or alleged default) under any such Contract.

SECTION 3.12       Claims and Proceedings. To the knowledge of WES, there are no outstanding Orders of any Governmental Body against or involving WES, its assets or its business. To the knowledge of WES, there are no Claims (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of WES's knowledge, threatened on the date hereof, against or involving WES, its assets or its business.

SECTION 3.13       Compliance with Laws.  WES is not in violation of any Orders or any Laws related to or promulgated under the Securities Act or the Exchange Act (15 USC § 78a et seq.) and to the best of WES’s knowledge, belief and information, any Laws of any Governmental Bodies affecting WES or WES Merger Stock.

SECTION 3.14       Environmental Matters. To the best of WES’s knowledge, belief  and information, WES is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

SECTION 3.15       SEC Filings.  WES has filed with the SEC all forms, reports, schedules, and statements that were required to be filed by it with the SEC within the period beginning on the date of inception of WES and ending on the Effective Time, and previously has furnished or made available to the Company accurate and complete copies of all the SEC Documents.  As of their respective dates, the SEC Documents were prepared in accordance with the Exchange and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made.   As of their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

SECTION 3.16       Finders’ Fees.  There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of WES who might be entitled to any fee or commission from WES in connection with the consummation of the Contemplated Transactions.

ARTICLE IV

COVENANTS AND AGREEMENTS

Liberator covenants to WES and WES covenants to Liberator that:

SECTION 4.1      Filings and Authorizations.  The parties hereto shall cooperate and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals, Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement; and shall furnish copies thereof to each other party prior to such filing and shall not make any such registration, filing, application or submission to which WES or Liberator, as the case may be, reasonably objects in writing.  All such filings shall comply in form and content in all material respects with applicable Law.  The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

SECTION 4.2      Confidentiality.  Each Party (the “Receiving Party”) shall, and shall cause its respective Affiliates and Representatives to (each such Affiliate or Representative of either Liberator or WES, as the case may be, a “Receiving Party Representative”) to, maintain in confidence all information received from the other Party or a Liberator (the “Disclosing Party”) (other than disclosure to that Person’s Representatives in connection with the evaluation and consummation of the Transactions), and such Disclosing Party’s Affiliates or Representatives (as the case may be, a “Disclosing Party Representative”) in connection with this Agreement or the transactions contemplated by the Transaction Documents (including the existence and terms of this Agreement and the such transactions) and use such information solely to evaluate such transactions, unless i) such information can be shown to be already known to the Receiving Party or a Receiving Party Representative before the time of disclosure to such Person, ii) such information can be shown to be subsequently disclosed to the Receiving Party or a Receiving Party Representative by a third party that, to the knowledge of the Receiving Party or such Receiving Party Representative, is not bound by a duty of confidentiality to the Disclosing Party or any Disclosing Party Representative, iii) such information is or becomes publicly available through no breach of this Agreement by, or other fault of, the Receiving Party or any Receiving Party Representative or iv) the Receiving Party or Receiving Party Representative in good faith believes that the furnishing or use of such information is required by, or necessary in connection with, any proceeding, Law or any listing or trading agreement concerning its publicly traded securities (in which case the Receiving Party or such Receiving Party Representative shall, as promptly as practicable, advise the Disclosing Party in writing before making the disclosure and cooperate with the Disclosing Party to limit the scope of such disclosure).

SECTION 4.3      Expenses.  Liberator and WES shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives.

SECTION 4.4      Tax Matters. Liberator and WES shall reasonably cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax audits and Tax Deficiencies with respect to all taxable periods.  Refunds or credits of Taxes that were paid by Liberator with respect to any periods shall be for the account of Liberator.

SECTION 4.5      Further Assurances.  At any time and from time to time after the date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

SECTION 4.6      Restricted Securities.  The parties acknowledge and agree that Liberator Shares and WES Merger Stock being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act and constitute “restricted securities” within the meaning of the Securities Act.  Such securities may not be transferred absent compliance with the provisions of the Securities Act, other applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement; provided, however, that it is anticipated that for purposes of Rule 144 of the Securities Act, that the holding period of WES Merger Stock for each shareholder of Liberator shall be determined to commence on the date of acquisition of Liberator Shares (as converted pursuant to this Agreement) for each such respective holder.

SECTION 4.7      Due Diligence.  Prior to Closing, WES agrees that Liberator shall be entitled, through its Representatives, to make such investigation of the properties, businesses and operations of WES, and such examination of the books, records and financial condition of WES, as Liberator reasonably deems necessary.  Any such investigation and examination shall be conducted at reasonable times, under reasonable circumstances and upon reasonable notice.

SECTION 4.8      Amendments to the Articles of Incorporation.  No later than the tenth business day after Closing, WES will file an amendment to its Articles of Incorporation authorizing the issuance of the WES Preferred Stock, and upon approval from the WES Shareholder, the WES Preferred Stock will be exchanged pursuant to the terms of this Agreement (the “Approval Time”).

ARTICLE V

CONDITIONS TO CLOSING

SECTION 5.1      Conditions to the Obligations of the Parties.  The obligations of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

(a) No Injunction.  No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

(b) No Proceedings or Litigation.  No Claim instituted by any person (other than WES, Liberator or their respective Affiliates) shall have been commenced or pending against any Liberator, WES or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

SECTION 5.2      Conditions to the Obligations of Liberator and WES Shareholder.  The obligations of Liberator and WES hereunder to consummate the Contemplated Transactions are subject, at the option of Liberator, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a) Performance.  WES shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the the Closing.

(b) Representations and Warranties.  The representations and warranties of WES contained in this Agreement and in any certificate or other writing delivered by WES pursuant hereto shall be true in all material respects at and as of the Closing, as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

(c) No Material Adverse Change.  From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on WES.

(d) Documentation.  There shall have been delivered to Liberator the following:

(i)              A certificate, dated at Closing, of the Chairman of the Board and the President of WES and WES confirming the matters set forth in Section 5.2(a) (b) and (c) hereof;

(ii)              WES Merger Stock certificates, registered in the name of each Shareholder as set forth on Schedule 1 attached hereto, (with the appropriate restrictive legends as applicable), evidencing satisfaction of the Merger Purchase Price in accordance with Section 1.8;

(iii)              WES shareholder approval of the contemplated transactions including but not limited to the proper delivery and notice period of an information statement pursuant to Florida laws and the Exchange Act;

(iv)              Nevada Certificate of Merger; and

(v)              Florida Certificate of Merger.

SECTION 5.3      Conditions to the Obligations of WES.  All obligations of WES to consummate the Contemplated Transactions hereunder are subject, at the option of WES, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a) Performance.  Liberator shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing.

(b) Representations and Warranties.  The representations and warranties of Liberator, contained in this Agreement and in any certificate or other writing delivered by Liberator pursuant hereto shall be true in all material respects at and as of the Closing, as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

(c) No Material Adverse Change.  From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on Liberator.

(d) Documentation.  There shall have been delivered to WES the following:

(i)              A certificate, dated at Closing, of the Chairman of the Board, the President or Chief Financial Officer of Liberator confirming the matters set forth in Section 5.3(a) (b) and (c) hereof;

(ii)              A certificate, dated at Closing, of the Secretary of Liberator certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of Liberator's certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of State of the State of Nevada; and (ii) is a true and correct copy of Liberator's memorandum of association as of the date thereof;

(iii)              Nevada Certificate of Merger;

(iv)              Florida Certificate of Merger; and

(v)              Liberator Share certificates representing the number of Liberator Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank and in suitable form for transfer to WES by delivery.

ARTICLE VI

INDEMNIFICATION

SECTION 6.1      Survival of Representations, Warranties and Covenants.  Notwithstanding any right of WES fully to investigate the affairs of Liberator and the rights of Liberator to fully investigate the affairs of WES, and notwithstanding any knowledge of facts determined or determinable by WES or Liberator, pursuant to such investigation or right of investigation, WES and Liberator, have the right to rely fully upon the representations, warranties, covenants and agreements of Liberator and WES respectively, contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing.  All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder.  Notwithstanding the foregoing, all representations and warranties of Liberator and WES respectively, contained in this Agreement, on any Schedule hereto or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twelve (12) months after the date of Closing; provided, however, that liability any party shall not terminate as to any specific claim or claims which arise or result from or are related to a Claim for fraud.

SECTION 6.2      Obligation of Liberator to Indemnify.  Liberator agrees to indemnify, defend and hold harmless WES (and its respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the “Losses”) suffered or incurred by WES, or any of the foregoing persons arising out of any breach of the representations and warranties of Liberator contained in this Agreement, or of the covenants and agreements of Liberator contained in this Agreement or in the Schedules or any other Transaction Document.

SECTION 6.3      Obligation of WES to Indemnify.  WES agrees to indemnify, defend and hold harmless Liberator (and its respective directors, officers, employees, Affiliates, successors, heirs and assigns) from and against any Losses suffered or incurred by Liberator or any of the foregoing persons arising out of any breach of the representations and warranties of WES, or of the covenants and agreements of WES contained in this Agreement or in the Schedules or any other Transaction Document.

SECTION 6.4      Notice and Opportunity to Defend Third Party Claims.

(a) Within ten (10) days following receipt by any party hereto (the “Indemnitee”) of notice of any demand, claim, circumstance or Tax audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an “Asserted Liability”), the Indemnitee shall give notice thereof (the “Claims Notice”) to the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the “Indemnifying Party”).  The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

(b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or (ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee.  If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability.  If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party.  Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder.  If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee’s Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party’s liability to the Indemnitee shall be limited to the amount offered in the settlement.  The Indemnifying Party will exercise good faith in accepting any reasonable, final and complete settlement of an Asserted Liability.  In the event the Indemnifying Party elects to defend any Asserted Liability, the Indemnitee may participate, at its own expense, in the defense of such Asserted Liability.  In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability.  If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.  Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

SECTION 6.5      Limits on Indemnification.

(a)          Notwithstanding the foregoing or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses.

(b)          Liberator shall not be liable to indemnify WES pursuant to Section 6.2 above and WES shall not be liable to indemnify Liberator pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 12 months after the Closing (except for Losses arising out of an Indemnifying Party’s fraud); (ii) with respect to special, consequential or punitive damages; and (iii) in respect of any individual Loss of less than twenty five thousand dollars ($25,000).

SECTION 6.6       Exclusive Remedy.  The parties agree that the indemnification provisions of this Article VI shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; or (ii) legal or equitable relief for a Claim for fraud.

ARTICLE VII

SPECIFIC PERFORMANCE; TERMINATION

SECTION 7.1      Specific Performance.  Liberator and WES acknowledges and agrees that, if any of Liberator or WES fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (c) or (d) of Section 7.2 below, the others will not have adequate remedies at law with respect to such breach.  In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. Liberator or WES specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

SECTION 7.2      Termination.  This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

(a) By mutual written consent of Liberator and WES;

(b) By Liberator if: (i) there has been a misrepresentation or breach of warranty on the part of WES in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Liberator, respectively; (ii) WES has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Liberator; or (iii) any condition to Liberator's obligations under Section 5.2 becomes incapable of fulfillment through no fault of Liberator, and is not waived by WES;

(c)  By WES if: (i) there has been a misrepresentation or breach of warranty on the part of Liberator in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from WES; (ii) Liberator has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from WES; or (iii) any condition to WES’s obligations under Section 5.3 becomes incapable of fulfillment through no fault of WES and is not waived by Liberator; and

(d) By Liberator or WES, if any condition under Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination.

SECTION 7.3      Effect of Termination; Right to Proceed.  Subject to the provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2.  In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1     Representations and Warranties for Purposes of this Agreement Only.  The representations and warranties in this Agreement were made for the purposes of allocated contractual risk between the parties and not as a means of establishing facts.  This Agreement may have different standards of materiality than standards of materiality under applicable securities laws.  Only parties to this Agreement and specified third-party beneficiaries (if any) have a right to enforce this Agreement

SECTION 8.2      Notices.  (a)  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

If to WES, one copy to:

WES CONSULTING, INC.
2745 Bankers Industrial Drive
Doraville, GA 30360

If to Liberator, one copy to:

LIBERATOR, INC.
Attn: Ronald P. Scott
2745 Bankers Industrial Drive
Doraville, GA 30360
Facsimile: (770) 246-6440

With a copy to (which shall not constitute notice):

Anslow and Jaclin, LLP
Attn: Joseph M. Lucosky
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Facsimile: (732) 577-1188

(b) Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a).  Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder.  Notices by a party may be given by counsel to such party.

SECTION 8.3     Entire Agreement.  This Agreement (including the Schedules and Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

SECTION 8.4     Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies.  This Agreement may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by Liberator and WES.  The provisions hereof may be waived in writing by Liberator or WES, as the case may be.  Any such waiver shall be effective only to the extent specifically set forth in such writing.  No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.  Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

SECTION 8.5      Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Georgia applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

SECTION 8.6      Binding Effect; No Assignment.  This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives.  This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of WES (in the case of assignment by Liberator) or Liberator (in the case of assignment by WES) and any purported assignment, unless so consented to, shall be void and without effect.

SECTION 8.7      Exhibits.  All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

SECTION 8.8     Severability.  If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.

SECTION 8.9      Counterparts.  The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

SECTION 8.10    Third Parties.  Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.

ARTICLE IX

DEFINITIONS

SECTION 9.1      Definitions.  The following terms, as used herein, have the following meanings:

“Affiliate” of any person means any other person directly or indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

“Agreement” or “this Agreement” shall mean, and the words “herein”, “hereof” and “hereunder” and words of similar import shall refer to, this agreement as it from time to time may be amended.

“Assets” shall mean all cash, instruments, properties, rights, interests and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

The term “audit” or “audited” when used in regard to financial statements shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

“Business” shall mean the ownership and operation of the business of Liberator.

“Condition of the Business” shall mean the financial condition, prospects or the results of operations of the Business, the Assets or Liberator.

“Contract” shall mean any contract, agreement, indenture, note, bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

The term “control,” with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“GAAP” shall mean generally accepted accounting principles in effect on the date hereof  (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

“Governmental Bodies” shall mean any government, municipality or political subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

“knowledge” with respect to: (a) any individual shall mean actual knowledge of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and “knows” and “known” has a correlative meaning.  The terms “any Shareholder's knowledge,” and “Shareholder's knowledge,” including any correlative meanings, shall mean the knowledge of any Shareholder.

“Laws” shall mean any law, statute, code, ordinance, rule, regulation or other requirement of any Governmental Bodies.

“Liability” shall mean any direct or indirect indebtedness, liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

“Lien” shall mean any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

“person” shall mean an individual, corporation, partnership, joint venture, limited liability Liberator, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

“Receivables” shall mean as of any date any trade accounts receivable, notes receivable, sales representative advances and other miscellaneous receivables of Liberator.

“Representative” means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means all forms, notices, reports, schedules, statements, and other documents filed by Parent with the SEC, whether or not constituting a “filed” document, and includes all proxy statements, registration statements, amendments to registration statements, periodic reports on Forms 10-KSB, 10-QSB, and 8-K, and annual and quarterly reports to shareholders.

“Tax” (including, with correlative meaning, the terms “Taxes” and “Taxable”) shall mean: (i)(A) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a “Tax Authority”) responsible for the imposition of any such tax and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing; and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

“Tax Return” shall mean any return or report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to any Tax Authority.

“Transaction Documents” shall mean, collectively, this Agreement, and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

SECTION 9.2       Interpretation.  Unless the context otherwise requires, the terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein.  All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in question.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

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IN WITNESS WHEREOF, the undersigned have executed this MERGER and Recapitalization Agreement as of the date set forth above.

WES:
WES CONSULTING, INC.

/s/ Louis S. Friedman
Name: Louis S. Friedman
Title: Chief Executive Officer

LIBERATOR:
LIBERATOR, INC.

/s/ Louis S. Friedman
Name: Louis S. Friedman
Title: Chief Executive Officer

WES SHAREHOLDERS:
LIBERATOR, INC.

/s/ Louis S. Friedman
Name: Louis S. Friedman
Title: Chief Executive Officer

LIBERATOR SHAREHOLDER:

/s/ Louis S. Friedman
Louis S. Friedman